CONDENSED INTERIM CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Net Income	$ 7,001	$ 7,815
Other comprehensive income before tax
Foreign currency translation adjustments	(1,254)	(597)
Unrealized loss from available-for-sale securities, net	(8)	37
Total other comprehensive income (loss), net of tax	(1,262)	(560)
Total Comprehensive income	$ 5,739	$ 7,255